John Hancock Funds II
Supplement dated November 23, 2011
to the current Class I Prospectus
In the “Your Account — Who can buy shares” section, the bulleted information is replaced with the following:
• Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with John Hancock Funds to offer Class I shares through a no-load program or investment platform.
• Retirement and other benefit plans
• Endowment funds and foundations
• Any state, county or city, or its instrumentality, department, authority or agency
• Accounts registered to insurance companies, trust companies and bank trust departments
• Any entity that is considered a corporation for tax purposes
• Investment companies, both affiliated and not affiliated with the adviser
• Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference